Significant Accounting Policies - Schedule of Cash, Cash Equivalents and Restricted Cash (Details) - CIK 0001441693 Pro Farm Group, Inc - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021	Jun. 30, 2021	Dec. 31, 2020
Cash and Cash Equivalents, at Carrying Value	$ 3,749	$ 19,623
Restricted cash, less current portion	1,560	1,560
Total cash, cash equivalents and restricted cash	$ 5,309	$ 21,183	$ 19,025	$ 17,401